                                  Exhibit 99.2

                            JOINT FILERS' SIGNATURES

Atlas Technical Consultants Holdings LP

By: Atlas Technical Consultants Holdings GP LLC, its general partner

By: /s/ Chris Dillon                           Date: February 19, 2020
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    Name:  Chris Dillon
    Title: Authorized Person

Atlas Technical Consultants Holdings GP LLC

By: /s/ Chris Dillon                           Date: February 19, 2020
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    Name:  Chris Dillon
    Title: Authorized Person

BCP Energy Services Executive Fund, LP

By: BCP Energy Services Fund GP, LP, its general partner

By: BCP Energy Services Fund UGP, LLC, its general partner

By: /s/ Jeffrey Jenkins                        Date: February 19, 2020
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    Name:  Jeffrey Jenkins
    Title: Authorized Person

BCP Energy Services Fund-A, LP

By: BCP Energy Services Fund GP, LP, its general partner

By: BCP Energy Services Fund UGP, LLC, its general partner

By: /s/ Jeffrey Jenkins                        Date: February 19, 2020
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    Name:  Jeffrey Jenkins
    Title: Authorized Person

BCP Energy Services Fund, LP

By: BCP Energy Services Fund GP, LP, its general partner

By: BCP Energy Services Fund UGP, LLC, its general partner

By: /s/ Jeffrey Jenkins                        Date: February 19, 2020
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    Name:  Jeffrey Jenkins
    Title: Authorized Person

BCP Energy Services Fund GP, LP

By: BCP Energy Services Fund UGP, LLC, its general partner

By: /s/ Jeffrey Jenkins                        Date: February 19, 2020
    ------------------------------
    Name:  Jeffrey Jenkins
    Title: Authorized Person

BCP Energy Services Fund UGP, LLC
By: /s/ Jeffrey Jenkins                        Date: February 19, 2020
    ------------------------------
    Name:  Jeffrey Jenkins
    Title: Authorized Person

James Bernhard

By: /s/ James Bernhard                         Date: February 19, 2020
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Jeffrey Jenkins

By: /s/ Jeffrey Jenkins                        Date: February 19, 2020
    ------------------------------